--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 4, 2004

                Date of Earliest Event Reported: October 1, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                           1-12091                         22-3436215
(State or other jurisdiction of                                      (I.R.S. Employer Identification
 incorporation or organization)       (Commission File Number)                   Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400
------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

           On October 1, 2004, Millennium Chemicals Inc. announced the convertibility of its convertible senior debentures. Millennium's October 1, 2004 press release regarding its convertible senior debentures is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

              (c) Exhibits

              Exhibit      Description
              -------      -----------

              99.1         Press Release issued October 1, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  October 4, 2004                 MILLENNIUM CHEMICALS INC.
                                        By: /s/ C. William Carmean
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary

                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------

99.1     Press release issued October 1, 2004



                          STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by.............[u]